UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2019 (March 18, 2019)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Lexington Avenue, Suite 2930

New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On March 18, 2019, Two Harbors Investment Corp. (“Two Harbors,” “we,” “our” or “us”) and PRCM Advisers LLC (“PRCM”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA), J.P. Morgan Securities LLC and JMP Securities LLC, acting as representatives of the several underwriters named on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 18,000,000 shares of its common stock (the “Shares”) in a public offering pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-223311) (the “Registration Statement”), including the prospectus, dated February 28, 2018, and the final prospectus supplement, dated March 18, 2019 and filed with the United States Securities and Exchange Commission (the “Commission”) on March 20, 2019, as the same may be amended or supplemented.  Pursuant to the Underwriting Agreement, the Company also granted the Underwriters an option for 30 days to purchase up to an additional 2,700,000 Shares.

The Company made certain customary representations, warranties and covenants concerning the Company and the Registration Statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The material terms of the Shares are described in the Company’s prospectus supplement, as filed with the Commission on March 20, 2019 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Shares and supplements the Company’s prospectus contained in the Registration Statement, as filed with the Commission on February 28, 2018.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the terms of the Underwriting Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 1.1.

Item 8.01. Other Events.

On March 21, 2019, the Company completed its public offering of 18,000,000 Shares pursuant to the Underwriting Agreement. In addition, on March 20, 2019, the Underwriters gave notice of exercise of their option to acquire the 2,700,000 additional shares and specified March 22, 2019 as the closing date.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d)  Exhibits.  The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 18, 2019, between the Company, PRCM and the Underwriters.*
5.1	Opinion of Stinson Leonard Street LLP with respect to the legality of the Shares.*
8.1	Opinion of Sidley Austin LLP relating to certain tax matters concerning the Shares. *
23.1	Consent of Stinson Leonard Street LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Sidley Austin LLP (included in Exhibit 8.1 hereto).

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
General Counsel and Secretary

Date: March 21, 2019

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